UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018 (May 7, 2018)

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)		89511-1136 (Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2018, Ormat Technologies, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Ormat Technologies, Inc. 2018 Incentive Compensation Plan (the “2018 Plan”). The 2018 Plan became effective as of the date of such stockholder approval.

The material features of the 2018 Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on March 27, 2018 (the “Proxy Statement”) in the section entitled “Proposal 3 – Approval of the Ormat Technologies, Inc. 2018 Incentive Compensation Plan”. Such description is qualified entirely by reference to the 2018 Plan, which is filed in the Proxy Statement in the section entitled “Appendix A – Ormat Technologies, Inc. 2018 Incentive Compensation Plan”.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2018, the Company held its Annual Meeting. For more information on the following proposals submitted to stockholders, see the Company’s Proxy Statement. The results of the votes were as follows:

Proposal 1- Election of Directors

The following three individuals were elected to the Company’s Board of Directors to serve as Class II directors until the 2021 annual meeting of stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
Ravit Barniv	29,023,566	12,223,589	10,579	1,330,100
Stan H. Koyanagi	29,283,608	11,963,371	10,755	1,330,100
Dafna Sharir	29,436,823	11,811,197	9,714	1,330,100

Proposal 2 - Ratification of Appointment of PricewaterhouseCoopers LLP for 2018
The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified.
	Votes For	Votes Against	Votes Abstained
	41,631,746	513,235	442,853

Proposal 3- Approval of the Ormat Technologies, Inc. 2018 Incentive Compensation Plan
The Company’s 2018 Incentive Compensation Plan was approved.
	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
	25,902,470	15,286,545	68,719	1,330,100

Proposal 4-Approval of the Compensation of our Named Executive Officers on an Advisory Basis
The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.
	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
	26,441,610	14,762,258	53,866	1,330,100

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ormat Technologies, Inc.

By:	/s/ Isaac Angel
Name: Isaac Angel
Title: Chief Executive Officer

Date: May 8, 2018

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